EXHIBIT 4.1

COMMON STOCK	COMMON STOCK
SM
INCORPORATED UNDER THE LAWS OF THE STATE OF DELWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 83540T 10 9

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES
OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

SONA MOBILE HOLDINGS CORP.

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its seal to be hereunto affixed.

Date:

SECRETARY	PRESIDENT AND CHIEF EXECUTION OFFICER

COUNTERSIGNED AND REGISTRATION
        U.S. STOCK TRANSDER CORPORATION
                TRANSFER AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SONA MOBILE HOLDINGS CORP.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common
TEN ENT-	as tenants by the entireties
JT TEN-	as joint tenants with
right of survivorship and
not as tenants in common

UNIF GIFT MIN ACT-                    Custodian

  (Cust)  (Minor)

  under Uniform Gifts to Minors

  Act

  (State)

UNIF TRF MIN ACT-                Custodian (until age         )

  (Cust)

               under Uniform Transfers

  (Minor)

  to Minors Act

  (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________  Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ________________________________________________________________  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ______________________

SIGNATURE(S) GUARANTEED:

By  ________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

X  ________________________________

X  ________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.